UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 24, 2017, Century Communities, Inc. (the “Company”) entered into a Commitment Increase Agreement (the “Commitment Increase Agreement”) with Texas Capital Bank, National Association, as Administrative Agent, Flagstar Bank, FSB (“Flagstar”), and the subsidiary guarantors of the Company party thereto. The Commitment Increase Agreement supplements the Credit Agreement, dated as of October 21, 2014, among the Company, the lenders from time to time party thereto, and Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, as modified by the (i) First Modification Agreement, dated as of July 31, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto, (ii) Second Modification Agreement, dated as of December 22, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto, and (iii) the Third Modification Agreement, dated as of August 19, 2016, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto (as modified, the “Credit Agreement”), which provided the Company with a revolving line of credit (the “Credit Facility”) of up to $380 million.

The Commitment Increase Agreement (i) increases the Credit Facility from $380 million to $400 million, and (ii) increases Flagstar’s commitment to the Credit Facility.

The foregoing summary of the Commitment Increase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Commitment Increase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Commitment Increase Agreement, dated as of February 24, 2017, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, Flagstar Bank, FSB, and the subsidiary guarantors of the Company party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Commitment Increase Agreement, dated as of February 24, 2017, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, Flagstar Bank, FSB, and the subsidiary guarantors of the Company party thereto.